UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2007 (July 31, 2007)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

199 Benson Road, Middlebury, Connecticut	06749
(Address of principal executive offices)	(Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

On July 31, 2007, Chemtura Corporation entered into (a) Amendment No. 8 (the "Amendment") to its Credit Agreement, dated as of July 1, 2005 (“2005 Credit Agreement”). Pursuant to the Amendment, the Company amended and restated the 2005 Credit Agreement (“2007 Credit Agreement”) and (b) an Amended and Restated Pledge Agreement (the "Amended Pledge Agreement").

Among other things, the 2007 Credit Agreement incorporates applicable prior amendments to the 2005 Credit Agreement and amends the following sections of the 2005 Credit Agreement: (i) Section 5.01(h), in order to increase permitted guarantees by the Company or its Subsidiaries of Debt or other obligations of the Company's joint ventures from $10 million to $75 million; (ii) Section 5.02(a)(v), in order to increase the accounts receivable securitization basket from $325 million to $500 million; (iii) Section 5.02(a)(vi), in order to amend the lien covenant to increase the general basket from $75 million to $200 million; (iv) Section 5.02(f)(ix), in order to amend the asset sale covenant to increase the general basket from $25 million to $250 million; (v) Section 5.02(g)(vii)(C), in order to amend the investment covenant to increase the acquisition basket from $100 million to $150 million; (vi) Section 5.02(g)(viii), in order to amend the investment covenant to permit investments by the Company and its Subsidiaries not otherwise permitted to increase from $50 million to $100 million; (vii) Section 1.01, in order to clarify that the definition of “Hedge Agreements” includes commodity future or option contacts; and (viii) Section 5.01(j)(ii), in order to permit the modification to the pledge agreement described in the next sentence. Pursuant to the Amended Pledge Agreement, the pledge agreement entered into on June 14, 2007, was amended in order to limit the Credit Agreement obligations which are secured by the stock pledge granted by the Company and its domestic subsidiaries to an amount that would not require security to be granted for the Company's outstanding bonds.

A copy of the Amendment No. 8 and the Amended and Restated Credit Agreement by and among Chemtura Corporation, as Borrower, various lenders and Citibank, N.A., as Agent, dated as of July 31, 2007 (filed as Exhibit A to Amendment Number 8 to the 2005 Credit Agreement) are attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the Amended and Restated Pledge Agreement, from the pledgors referred to therein to Citibank, N.A., as agent, dated as of July 31, 2007, is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Form of Amendment No. 8 and Amended and Restated Credit Agreement dated as of July 31, 2007, by and among Chemtura Corporation, as Borrower, various lenders and Citibank, N.A., as Agent

10.2	Amended and Restated Pledge Agreement, dated as of July 31, 2007, from the pledgors referred to therein to Citibank, N.A., as Agent

*  *  *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)
By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Vice President and Secretary

Date:	August 6, 2007

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Form of Amendment No. 8 and Amended and Restated Credit Agreement dated as of July 31, 2007, by and among Chemtura Corporation, as Borrower, various lenders and Citibank, N.A., as Agent

10.2	Amended and Restated Pledge Agreement, dated as of July 31, 2007, from the pledgors referred to therein to Citibank, N.A., as Agent